Exhibit 4.4
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS (“BLUE SKY LAWS”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED THEREUNDER OR EXEMPT FROM REGISTRATION.
WARRANT TO PURCHASE SHARES OF PREFERRED STOCK OF
Aruba, Inc. a Delaware corporation
(the “Company”)
located at:
180 Great Oaks Blvd., Suite B
San Jose, CA 95119
Issuance Date: July 31, 2003
     1. Right to Acquire Securities.
     1.1 Price, Quantity and Term.
          (a) Grant. Subject to the terms and conditions hereinafter set forth, this Warrant certifies that for value received Costella Kirsch Venture Partners I, L.P. and its registered assigns (collectively, “Holder”), are entitled at any time, and from time to time, before Expiration (as defined below), to purchase from Company up to that number of shares of Preferred Stock of the Company equal to $25,000 (the “Exercise Quantity”) divided by the Exercise Price (defined below) as constituted on the Warrant Issue Date (the “Preferred Stock”). The series of Preferred Stock for which this Warrant is exercisable shall be (i) Series A Preferred Stock of the Company (“Series A Preferred Stock”) in the event that the Exercise Price is based on the Series A Preferred Stock price or (ii) the next series of Preferred Stock of the Company issued and sold by the Company in an equity financing following the Issuance Date (the “Next Series Preferred Stock”) in the event that the Exercise Price is based on the Next Series Preferred Stock price. As used herein, “Warrant Shares” refers to the shares of Preferred Stock purchasable upon exercise of this Warrant, as adjusted from time to time pursuant to the provisions of this Warrant, and the shares of any class of securities resulting from any reclassifications of the Preferred Stock, including any conversion thereof to Common Stock, or from any applicable event described in Section 3. References to “Common Stock” include any present or future class of Company’s capital stock whose holders are not limited to a fixed percentage or sum with respect to dividends or liquidation proceeds, unless the context otherwise requires.
          (b) Exercise Price. The purchase price per share for the Preferred Stock, as adjusted from time to time pursuant to Section 3 hereof (the “Exercise Price”), shall be either (i) $0.667 (as adjusted from time to time pursuant to Section 3 hereof) (which is equal to the per share price at which the Company has issued Series A Preferred Stock) or (ii) the per share price at which the Company issues Next Series Preferred Stock, whichever of (i) or (ii) would result in the issuance of a greater number of shares of Common Stock upon exercise of this Warrant (as determined on an as-converted basis at the time of exercise of this Warrant). This Warrant shall be exercisable for Series A Preferred Stock, at a purchase price per share equal to $0.667 (as adjusted from time to time pursuant to Section 3 hereof), upon any exercise of this Warrant prior to the issuance by the Company of Next Series Preferred Stock.
          (c) Expiration. This Warrant shall expire (“Expiration”) at 5:00 p.m., Los Angeles time, on the seventh anniversary of the Issuance Date; provided, however, that in the event of the closing of the acquisition of the Company (“Acquisition”) by another company that is publicly traded on a securities exchange or through the Nasdaq National Market by means of merger, consolidation or other transaction or series of related transactions, resulting in the transfer of 50% or more of the outstanding voting power of the Company and pursuant to which the per share gross proceeds to be distributed to the Company’s stockholders equals or exceeds three (3) times the Exercise Price (such amount calculated based on the number of shares of Common Stock, assuming the exercise and conversion of all then-outstanding

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exercisable and convertible securities outstanding immediately prior to the closing of the Acquisition), this Warrant shall, on the date of such event, be deemed to be exercised in full in the manner set forth in Section 1.3(b). In the event of a proposed Acquisition, the Company shall notify the holder of the Warrant at least twenty (20) days prior to the consummation of such Acquisition. Any exercise of this Warrant made in conjunction with a proposed Acquisition may be made conditional on the actual closing of such Acquisition. Notwithstanding the foregoing, this Warrant shall automatically be converted into Warrant Shares prior to Expiration pursuant to Section 1.3(b) hereof, without any action by Holder, immediately before Expiration.
     1.2 Right to Exercise.
          (a) Notice. Holder may exercise all or a portion of this Warrant at any time, and from time to time, before Expiration, by delivering a written notice of exercise (a form of which is attached hereto as Exhibit A) to Company, specifying (i) the number of Warrant Shares to be purchased, (ii) the proposed registered holders of Warrant Shares and any Related Warrants (as defined in Section 7), and (iii) a date of exercise determined by Holder (the “Exercise Date”) not more than twenty business days after such notice.
          (b) Exercise. On the Exercise Date, (i) Holder will present to Company this Warrant and a check for the aggregate Exercise Price of the Warrant Shares purchased and (ii) as soon as practicable after the Exercise Date, Company will give Holder (A) certificate(s) for the Warrant Shares issuable upon such exercise; (B) any cash and non-cash consideration, including securities, to which Holder is entitled with respect to the Warrant Shares (collectively, “Other Consideration”) and, if applicable, (C) a Related Warrant (as defined in Section 7) representing the unexercised portion hereof.
     1.3 Right to Convert.
          (a) Notice. Holder may require Company to convert all or a portion of this Warrant into Warrant Shares without payment by Holder of any money or other consideration (the “Conversion Right”) at any time, and from time to time, before Expiration, by delivering a written notice of exercise to Company (a form of which is attached hereto as Exhibit A), specifying (i) the proportion of this Warrant to be converted into Warrant Shares (the “Converted Portion”), (ii) the proposed registered holders of Warrant Shares and any Related Warrants and (iii) a date of conversion determined by Holder (the “Conversion Date”) not more than twenty business days thereafter.
          (b) Conversion. On the Conversion Date, Holder will surrender this Warrant and Company will give Holder (i) certificate(s) for that number of Warrant Shares as determined using the following formula:

X =	Y (A - B)
A

Where	X = The number of shares of Warrant Shares to be issued to the Holder.

Y = The number of Converted Portion Warrant Shares this Warrant is exercisable for (at the date of such calculation)

A = The Fair Market Value (as defined below) of one Warrant Share (at the date of such calculation).

B = The Exercise Price (as adjusted to the date of such calculation);
(ii) any Other Consideration and, if applicable, (iii) a Related Warrant representing the unconverted portion hereof.
          1.4 Fair Market Value. Fair Market Value of a share of Preferred Stock is the Fair Market Value of a share of Common Stock multiplied by the number of shares of Common Stock into which

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Preferred Stock may then be converted. “Fair Market Value” of a share of Common Stock as of a particular date means: (a) if traded on an exchange or quoted on the NASDAQ National Market System, then the prior trading day’s closing price, (b) if conversion or exercise is on a date from the filing of, through to the effective date of, the registration statement for an underwritten public offering registered under the Securities Act, the initial public offering price (before deducting commissions, discounts or expenses) per share sold in such offering, (c) if listed by the National Daily Quotation Service “Pink Sheets,” then the average of the most-recently reported bid and ask prices and (d) otherwise, the price, not less than book value, determined in good faith and in such reasonable manner as prescribed by a majority of Company’s Directors who are not Company officers or employees (the “Outside Directors”); provided, however, that Company will notify Holder of such price within ten business days following receipt of Holder’s notice of exercise.
     1.5 Authorization. Company will at all times reserve and keep available out of its authorized but unissued capital stock, and will take all such action and obtain all such permission necessary to enable Company lawfully to issue, the full number of Warrant Shares deliverable upon exercise or conversion hereof or deliverable upon any permitted conversion into Common Stock of the Warrant Shares, as such number may be adjusted from time to time. Company will not create a Warrant Share with a par value higher than the applicable Exercise Price.
     2. Registration Rights. The Company agrees that upon the earlier of (x) when the Company next amends its Investors’ Rights Agreement, dated April 19, 2002, by and among the Company and certain of its stockholders (the “Investors’ Rights Agreement”), or (y) when the Company consummates its initial public offering, the Holder shall become a party to the Investors’ Rights Agreement and the Warrant Shares or, if the Shares are convertible into common stock of the Company, such common stock, shall be deemed to be “Registrable Securities” and Holder shall be deemed to be a “Holder,” as such terms are defined in the Investors’ Rights Agreement; provided, however, that Holder shall not be entitled to participate in any request for registration submitted to the Company as an Initiating Holder, as such term is defined in Section 1.2(a) of the Investors’ Rights Agreement. In addition, the rights contained in Section 2 of the Investors’ Rights Agreement shall not apply to Holder. The provisions set forth in the Investors’ Right Agreement or similar agreement relating to the above in effect as of the Issue Date may not be amended, modified or waived without the prior written consent of Holder unless such amendment, modification or waiver affects all other shares of the same series and class as the Shares granted to the Holder. Notwithstanding anything to the contrary in the Rights Agreement, all registration rights of Holder shall be fully and completely transferable with this Warrant and the Warrant Shares; provided that such transfer takes place in compliance with Section 7.3 herein. Company shall grant no person or entity other than Holder any rights of first refusal with respect to the purchase, sale or other disposition of this Warrant or the Warrant Shares.
     3. Adjustments. The Exercise Price, the Exercise Quantity and the number of shares of Common Stock issuable upon conversion of the Preferred Stock will be adjusted from time to time as provided herein and by law.
     3.1 Capitalization.
          (a) Subdivision or Combination. If Company subdivides or combines, by reclassification, stock split or dividend, or otherwise, the number of Warrant Shares outstanding into a greater or lesser number, simultaneously in each such case the Exercise Price and the Exercise Quantity shall both be proportionately adjusted.
          (b) Capitalization. If Company recapitalizes, reorganizes or reclassifies its capital stock, this Warrant shall thereafter be exercisable for or convertible into those shares of stock, other securities or property which a Holder of the Exercise Quantity of Warrant Shares would have received upon exercise or conversion of this Warrant, as adjusted according to the terms hereof.
          (c) Distributions. If Company declares, pays or distributes any cash or property dividends on, or rights to acquire, capital stock, or evidences of its indebtedness or assets to holders of shares of its capital stock, Holder shall, without additional cost, be entitled to receive upon conversion or exercise, in

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addition to the Warrant Shares, the cash, property, evidences of indebtedness and rights which Holder could have received had Holder been a record holder of Warrant Shares on the record dates for any such event.
          (d) Merger, Consolidation, or Liquidation.
               (i) If (A) Company (x) consolidates with or merges into another entity and is not the survivor, (y) receives notice that a purchase, tender or exchange offer has been made to the holders of more than 50% of the Company’s outstanding Common Stock (on an as-converted basis), or (z) sells or conveys substantially all of its property, and (B) in connection therewith, shares of stock, other securities, or property, or cash (collectively, “Merger Consideration”) are issuable or deliverable in exchange for Company’s capital stock, then (A) Company will give Holder 20 days prior written notice of the consummation of such transaction and (B) Holder may thereafter acquire immediately prior to the closing of such transaction in lieu of the Exercise Quantity of Warrant Shares the Merger Consideration which Holder could have received had Holder then exercised this Warrant in its entirety pursuant to Section 1.3 (b) hereof.
               (ii) Unless (x) Holder has earlier exercised or converted this Warrant, or (y) this Warrant has terminated pursuant to Section 1.1(c), or (z) Holder has opted to exchange this Warrant for Merger Consideration pursuant to Section 3.1(d)(i) above, Company will, prior to the consummation of any such transaction described in Section 3.1(d)(i) above, cause any successor entity upon consolidation, merger, conveyance of substantially all of Company’s assets, or voting securities exchange to assume by written instrument, in form and substance satisfactory to Holder, Company’s obligations hereunder.
     3.2 Notice of Adjustment. Whenever events require adjustment to the Exercise Price or Exercise Quantity, Company will, at its expense, promptly prepare and mail to Holder a certificate of its chief financial officer calculating the adjusted Exercise Price and Exercise Quantity and fully setting forth in reasonable detail the relevant facts.
     4. Notice of Certain Events. In the event (a “Notice Event”): (a) Company authorizes the distribution to all holders of any class of its capital stock evidences of its indebtedness or assets where all other holders of the Company’s capital stock have the right to receive the notice described below; (b) of any capital reorganization or reclassification of the Warrant Shares or Company’s Common Stock, other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock where all other holders of the Company’s capital stock have the right to receive the notice described below; (c) of any consolidation or merger to which Company is a party and for which approval of any of Company’s stockholders is required, other than a consolidation or merger in which Company is the continuing corporation and that does not result in any reclassification or change of the Warrant Shares or Common Stock outstanding; (d) of the conveyance or transfer of substantially all of Company’s properties and assets; or (e) of Company’s voluntary or involuntary dissolution, liquidation or winding-up; then Company will send by certified mail to Holder, at least 20 days (or 10 days in any case specified in clause (a) above) prior to the applicable record or effective date hereinafter specified, a notice stating the dates as of which (x) the holders of capital stock of record to be entitled to receive any such rights, warrants or distributions are to be determined, (y) such Notice Event is expected to become effective, and (z) it is expected that holders of Warrant Shares or Common Stock of record will be entitled to exchange or sell their Warrant Shares or Common Stock for securities or other property, if any, deliverable upon such Notice Event.
     5. Financial Reporting. Company will deliver to Holder: (a) audited financial statements for each fiscal year within 180 days after such year ends; and (b) unaudited financial statements for each fiscal quarter within 45 days after such quarter ends.
     6. Record Holder. This Warrant will be deemed to have been exercised or converted, as appropriate, and Holder will be the record holder of the Warrant Shares issued thereupon, immediately before the close of business on the Exercise Date or Conversion Date, as applicable. Company may deem and treat the registered holder as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Other than as set forth herein, this Warrant does not give Holder rights as a Company stockholder.

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     7. Securities Law Matters; Transfers.
     7.1 Securities Act Representations and Warranties of Holder. Holder is experienced in evaluating start-up companies such as the Company, and has such knowledge and experience in financial and business matters that such Holder is capable of evaluating the merits and risks of such Holder’s investment in the Company, and has the ability to bear the economic risks of the investment. Holder is acquiring the Warrant, and upon exercise or conversion hereof would acquire the Warrant Shares, and upon conversion, if any, of the Warrant Shares would acquire the shares of the Company’s Common Stock issuable upon such conversion (the Warrant, Warrant Shares, and such shares of Common Stock issuable upon conversion of the Warrant Shares collectively the “Securities”), for investment for such Holder’s own account and not with the view to, or for resale in connection with, any distribution thereof. If not an individual, the Holder also represents that the Holder has not been formed for the specific purpose of acquiring the Securities. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access. Holder understands that the Securities have not been registered under the Securities Act by reason of a specific exemption therefrom which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Holder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Securities. Holder understands and acknowledges that the issuance of Securities has not been and will not be registered under the Securities Act, in reliance upon an exemption from the registration requirements of the Securities Act. Such Holder acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Holder is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. Holder covenants that, in the absence of an effective registration statement covering the Securities in question, such Holder will sell, transfer, or otherwise dispose of the Securities only in a manner consistent with such Holder’s representations and covenants set forth in this paragraph. Holder understands that no public market now exists for any of the Securities issued by the Company, and that there can be no guarantee that a public market will ever exist for any of the Securities. Holder is an “accredited Holder” as defined in Rule 501 of Regulation D promulgated under the Securities Act. Holder’s address indicated on the signature page hereto sets forth, in the case of individuals, the state in which such Holder resides or, in the case of entities, the state of Holder’s principal place of business.
     7.2 Market Stand-Off Provision. Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s initial public offering and ending on the date specified by the Company and the underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 7.2 shall apply only to the Company’s initial public offering of equity securities, and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. The underwriters in connection with the Company’s initial public offering are intended third party beneficiaries of this Section 7.2 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Securities until the end of such period.

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     7.3 Transfer and Exchange. This Warrant and the Warrant Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Warrant Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to any affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder’s notice of proposed sale. Provided Holder complies with this Section 7.3, Holder may transfer all or a portion hereof on Company’s books maintained for such purpose. Company will issue and deliver Related Warrants to Holder with respect to the untransferred portion, and to transferee, who thereupon will also become a Holder, with respect to the transferred portion. Holder may exchange or subdivide this Warrant into Related Warrants for the same aggregate number of Warrant Shares, with each new Related Warrant to represent the right to purchase that portion of the Exercise Quantity of Warrant Shares designated by Holder. “Related Warrant” means a new Warrant identical hereto (except for Exercise Quantity and as provided in Section 2(b)) issued to Holder or its transferee in accordance with the terms hereof. Subject to the provisions of Section 7.3, and upon providing Company with written notice, Holder may transfer all or part of this Warrant or the Warrant Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) to any affiliate of Holder, or to any other transferee by providing to She Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). The Company may refuse to transfer this Warrant to any person who directly competes with the Company unless the Company’s stock is publicly traded.
     8. Miscellaneous.
     8.1 Warrant Value. The value of this Warrant on the date hereof is $100.
     8.2 Warrant Register. The Company will maintain a register containing the names and addresses of the Holders of this Warrant.
     8.3 Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.
     8.4 Fractional Shares. If a fractional Warrant Share would be issuable upon exercise or conversion, Company will instead pay in cash a sum equal to the product of such fraction and a full Warrant Share’s Fair Market Value, provided that the product is at least $5.00.
     8.5 Entire Agreement. This Warrant constitutes the entire agreement between the parties with respect to its subject matter and may only be modified in writing. Each provision hereof is severable from every other provision when determining legal enforceability. The terms and conditions hereof will inure to the benefit of and be binding upon the parties’ respective successors and assigns, except as expressly provided otherwise herein. This Warrant has been entered into in Menlo Park, California and is governed by California law.
     8.6 Notices. All notices will be in writing and delivered personally, by telefacsimile confirmed by letter, or by reliable nationally-recognized overnight courier, postage paid at Company’s expense, addressed, until further notice, (a) if to Holder, to Holder’s address and fax of record, attention of Holder, (b) if to Company, to Company’s Office, Attention: Corporate Secretary, or (c) if to a holder of a Related Warrant or Warrant Shares, to the most recent address of which said holder has notified Company, and are effective upon receipt.

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     8.7 Waivers and Amendments. Holder’s remedies hereunder, by law or otherwise, are cumulative and not exclusive. Holder’s delay or omission to exercise any right or remedy does not impair or waive the same. A waiver of one breach or default does not waive any other breach or default. Any waiver, permit, consent or approval is effective only to the extent specifically written. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.
     8.8 Legends. This Warrant and the Warrant Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER ANY APPLICABLE STATE LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THERE OF UNDER SUCH ACT AND AN EXEMPTION UNDER APPLICABLE STATE LAW OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED
     IN WITNESS WHEREOF, Company has caused this Warrant to be signed by its duly authorized officer and issued as of the Issuance Date.
Effective Date of Warrant: June 30, 2003

COMPANY: Aruba, Inc. 180 Great Oaks Blvd., Suite B, San Jose, CA 95119

By: Print Name:	/s/ Pankaj Manglik Pankaj Manglik
Title:	CEO

ACCEPTED AND AGREED:

WARRANTHOLDER: Costella Kirsch Venture Partners I, L.P.; Address: 873 Santa Cruz Ave., Suite 207; Menlo Park, CA 94025

By: Print Name:	/s/ Richard F. Ginn Richard F. Ginn
Title:	Member of the G.P.

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EXHIBIT A
WARRANT CONVERSION EXERCISE AND ASSIGNMENT FORM
CONVERSION OR EXERCISE FORM
The undersigned hereby irrevocably elects to exercise [check where applicable]
                          the Conversion Right set forth in the Warrant to the extent of that number of Warrant Shares (as defined in the Warrant) into which _______% of the Warrant may be converted,
                          the Warrant to the extent of purchasing                      Warrant Shares, and hereby tenders $                     in payment of the exercise price thereof,
to occur on                     .
ASSIGNMENT FORM
     FOR VALUE RECEIVED, Holder hereby sells, assigns and transfers unto                      [name] of                      [address] its right to purchase                      Warrant Shares and does hereby irrevocably constitute and appoint                      attorney, to transfer the same on Company’s books, with full power of substitution in the premises.
INSTRUCTIONS FOR REGISTRATION

OF STOCK OR TRANSFER	OF RELATED WARRANT

Name	Name
Address	Address
Signature	Signature

SIGNATURE OF HOLDER

Date: , 200_.

Signature
Name
Address

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THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS (“BLUE SKY LAWS”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED THEREUNDER OR EXEMPT FROM REGISTRATION.
WARRANT TO PURCHASE SHARES OF PREFERRED STOCK OF
Aruba, Inc. a Delaware corporation
(the “Company”)
located at:
180 Great Oaks Blvd., Suite B
San Jose, CA 95119
Issuance Date: July 31, 2003
     1. Right to Acquire Securities.
     1.1 Price, Quantity and Term.
          (a) Grant. Subject to the terms and conditions hereinafter set forth, this Warrant certifies that for value received Costella Kirsch Venture Partners I, L.P. and its registered assigns (collectively, “Holder”), are entitled at any time, and from time to time, before Expiration (as defined below), to purchase from Company up to that number of shares of Preferred Stock of the Company equal to $75,000 (the “Exercise Quantity”) divided by the Exercise Price (defined below) as constituted on the Warrant Issue Date (the “Preferred Stock”). The series of Preferred Stock for which this Warrant is exercisable shall be (i) the next series of Preferred Stock of the Company issued and sold by the Company in an equity financing following the Issuance Date (the “Next Series Preferred Stock”) or (ii) Series A Preferred stock if the Company has not issued Next Series Preferred Stock by the time of exercise of this Warrant. As used herein, “Warrant Shares” refers to the shares of Preferred Stock purchasable upon exercise of this Warrant, as adjusted from time to time pursuant to the provisions of this Warrant, and the shares of any class of securities resulting from any reclassifications of the Preferred Stock, including any conversion thereof to Common Stock, or from any applicable event described in Section 3. References to “Common Stock” include any present or future class of Company’s capital stock whose holders are not limited to a fixed percentage or sum with respect to dividends or liquidation proceeds, unless the context otherwise requires.
          (b) Exercise Price. The purchase price per share for the Preferred Stock, as adjusted from time to time pursuant to Section 3 hereof (the “Exercise Price”), shall be equal to either (i) the price per share at which the Next Series Preferred Stock is issued if the Warrant is exercisable for the Next Series Preferred Stock pursuant to Section 1.1(a) hereof or (ii) $0.667 (as adjusted from time to time pursuant to Section 3 hereof) if the Warrant is exercisable for Series A Preferred Stock pursuant to Section 1.1(a) hereof. The Warrant shall be exercisable for Series A Preferred Stock, at a purchase price of $0.667 (as adjusted from time to time pursuant to Section 3 hereof) upon exercise of this Warrant prior to the issuance of the Next Series Preferred Stock.
          (c) Expiration. This Warrant shall expire (“Expiration”) at 5:00 p.m., Los Angeles time, on the seventh anniversary of the Issuance Date; provided, however, that in the event of the closing of the acquisition of the Company (“Acquisition”) by another company that is publicly traded on a securities exchange or through the Nasdaq National Market by means of merger, consolidation or other transaction or series of related transactions, resulting in the transfer of 50% or more of the outstanding voting power of the Company and pursuant to which the per share gross proceeds to be distributed to the Company’s stockholders equals or exceeds three (3) times the Exercise Price (such amount calculated based on the number of shares of Common Stock, assuming the exercise and conversion of all then-outstanding exercisable and convertible securities outstanding immediately prior to the closing of the Acquisition), this Warrant shall, on the date of such event, be deemed to be exercised in full in the manner set forth in

Section 1.3(b). In the event of a proposed Acquisition, the Company shall notify the holder of the Warrant at least twenty (20) days prior to the consummation of such Acquisition. Any exercise of this Warrant made in conjunction with a proposed Acquisition may be made conditional on the actual closing of such Acquisition. Notwithstanding the foregoing, this Warrant shall automatically be converted into Warrant Shares prior to Expiration pursuant to Section 1.3(b) hereof, without any action by Holder, immediately before Expiration.
     1.2 Right to Exercise.
          (a) Notice. Holder may exercise all or a portion of this Warrant at any time, and from time to time, before Expiration, by delivering a written notice of exercise (a form of which is attached hereto as Exhibit A) to Company, specifying (i) the number of Warrant Shares to be purchased, (ii) the proposed registered holders of Warrant Shares and any Related Warrants (as defined in Section 7), and (iii) a date of exercise determined by Holder (the “Exercise Date”) not more than twenty business days after such notice.
          (b) Exercise. On the Exercise Date, (i) Holder will present to Company this Warrant and a check for the aggregate Exercise Price of the Warrant Shares purchased and (ii) as soon as practicable after the Exercise Date, Company will give Holder (A) certificate(s) for the Warrant Shares issuable upon such exercise; (B) any cash and non-cash consideration, including securities, to which Holder is entitled with respect to the Warrant Shares (collectively, “Other Consideration”) and, if applicable, (C) a Related Warrant (as defined in Section 7) representing the unexercised portion hereof.
     1.3 Right to Convert.
          (a) Notice. Holder may require Company to convert all or a portion of this Warrant into Warrant Shares without payment by Holder of any money or other consideration (the “Conversion Right”) at any time, and from time to time, before Expiration, by delivering a written notice of exercise to Company (a form of which is attached hereto as Exhibit A), specifying (i) the proportion of this Warrant to be converted into Warrant Shares (the “Converted Portion”), (ii) the proposed registered holders of Warrant Shares and any Related Warrants and (iii) a date of conversion determined by Holder (the “Conversion Date”) not more than twenty business days thereafter.
          (b) Conversion. On the Conversion Date, Holder will surrender this Warrant and Company will give Holder (i) certificate(s) for that number of Warrant Shares as determined using the following formula:

X =	Y(A - B)
A

Where	X = The number of shares of Warrant Shares to be issued to the Holder.

Y = The number of Converted Portion Warrant Shares this Warrant is exercisable for (at the date of such calculation)

A = The Fair Market Value (as defined below) of one Warrant Share (at the date of such calculation).

B = The Exercise Price (as adjusted to the date of such calculation);
(ii) any Other Consideration and, if applicable, (iii) a Related Warrant representing the unconverted portion hereof.
     1.4 Fair Market Value. Fair Market Value of a share of Preferred Stock is the Fair Market Value of a share of Common Stock multiplied by the number of shares of Common Stock into which Preferred Stock may then be converted. “Fair Market Value” of a share of Common Stock as of a particular date means: (a) if traded on an exchange or quoted on the NASDAQ National Market System, then the prior trading day’s closing price, (b) if conversion or exercise is on a date from the filing of, through to the effective date of, the registration statement for an underwritten public offering registered under the Securities Act, the initial public offering price (before deducting commissions, discounts or expenses) per share sold in such offering, (c) if listed by the National Daily Quotation Service “Pink Sheets,” then the average of the most-recently reported bid and ask prices and (d) otherwise, the price, not less than book value, determined in good faith and in such reasonable manner as prescribed by a majority of Company’s Directors who are not Company officers or employees (the “Outside Directors”); provided, however, that Company will notify Holder of such price within ten business days following receipt of Holder’s notice of exercise.
     1.5 Authorization. Company will at all times reserve and keep available out of its authorized but unissued capital stock, and will take all such action and obtain all such permission necessary to enable Company lawfully to issue, the full number of Warrant Shares deliverable upon exercise or conversion hereof or deliverable upon any permitted conversion into Common Stock of the Warrant Shares, as such number may be adjusted from time to time. Company will not create a Warrant Share with a par value higher than the applicable Exercise Price.
     2. Registration Rights. The Company agrees that upon the earlier of (x) when the Company next amends its Investors’ Rights Agreement, dated April 19, 2002, by and among the Company and certain of its stockholders (the “Investors’ Rights Agreement”), or (y) when the Company consummates its initial public offering, the Holder shall become a party to the Investors’ Rights Agreement and the Warrant Shares or, if the Shares are convertible into common stock of the Company, such common stock, shall be deemed to be “Registrable Securities” and Holder shall be deemed to be a “Holder,” as such terms are defined in the Investors’ Rights Agreement; provided, however, that Holder shall not be entitled to participate in any request for registration submitted to the Company as an Initiating Holder, as such term is defined in Section 1.2(a) of the Investors’ Rights Agreement. In addition, the rights contained in Section 2 of the Investors’ Rights Agreement shall not apply to Holder. The provisions set forth in the Investors’ Right Agreement or similar agreement relating to the above in effect as of the Issue Date may not be amended, modified or waived without the prior written consent of Holder unless such amendment, modification or waiver affects all other shares of the same series and class as the Shares granted to the Holder. Notwithstanding anything to the contrary in the Rights Agreement, all registration rights of Holder shall be fully and completely transferable with this Warrant and the Warrant Shares; provided that such transfer takes place in compliance with Section 7.3 herein. Company shall grant no person or entity other than Holder any rights of first refusal with respect to the purchase, sale or other disposition of this Warrant or the Warrant Shares.
     3. Adjustments. The Exercise Price, the Exercise Quantity and the number of shares of Common Stock issuable upon conversion of the Preferred Stock will be adjusted from time to time as provided herein and by law.
     3.1 Capitalization.
          (a) Subdivision or Combination. If Company subdivides or combines, by reclassification, stock split or dividend, or otherwise, the number of Warrant Shares outstanding into a greater or lesser number, simultaneously in each such case the Exercise Price and the Exercise Quantity shall both be proportionately adjusted.
          (b) Capitalization. If Company recapitalizes, reorganizes or reclassifies its capital stock, this Warrant shall thereafter be exercisable for or convertible into those shares of stock, other securities or property which a Holder of the Exercise Quantity of Warrant Shares would have received upon exercise or conversion of this Warrant, as adjusted according to the terms hereof.
          (c) Distributions. If Company declares, pays or distributes any cash or property dividends on, or rights to acquire, capital stock, or evidences of its indebtedness or assets to holders of shares of its capital stock, Holder shall, without additional cost, be entitled to receive upon conversion or exercise, in addition to the Warrant Shares, the cash, property, evidences of indebtedness and rights which Holder could have received had Holder been a record holder of Warrant Shares on the record dates for any such event.

          (d) Merger, Consolidation, or Liquidation.
               (i) If (A) Company (x) consolidates with or merges into another entity and is not the survivor, (y) receives notice that a purchase, tender or exchange offer has been made to the holders of more than 50% of the Company’s outstanding Common Stock (on an as-converted basis), or (z) sells or conveys substantially all of its property, and (B) in connection therewith, shares of stock, other securities, or property, or cash (collectively, “Merger Consideration”) are issuable or deliverable in exchange for Company’s capital stock, then (A) Company will give Holder 20 days prior written notice of the consummation of such transaction and (B) Holder may thereafter acquire immediately prior to the closing of such transaction in lieu of the Exercise Quantity of Warrant Shares the Merger Consideration which Holder could have received had Holder then exercised this Warrant in its entirety pursuant to Section 1.3(b) hereof.
               (ii) Unless (x) Holder has earlier exercised or converted this Warrant, or (y) this Warrant has terminated pursuant to Section 1.1 (c), or (z) Holder has opted to exchange this Warrant for Merger Consideration pursuant to Section 3.1(d)(i) above, Company will, prior to the consummation of any such transaction described in Section 3.1(d)(i) above, cause any successor entity upon consolidation, merger, conveyance of substantially all of Company’s assets, or voting securities exchange to assume by written instrument, in form and substance satisfactory to Holder, Company’s obligations hereunder.
     3.2 Notice of Adjustment. Whenever events require adjustment to the Exercise Price or Exercise Quantity, Company will, at its expense, promptly prepare and mail to Holder a certificate of its chief financial officer calculating the adjusted Exercise Price and Exercise Quantity and fully setting forth in reasonable detail the relevant facts.
     4. Notice of Certain Events. In the event (a “Notice Event”): (a) Company authorizes the distribution to all holders of any class of its capital stock evidences of its indebtedness or assets where all other holders of the Company’s capital stock have the right to receive the notice described below; (b) of any capital reorganization or classification of the Warrant Shares or Company’s Common Stock, other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock where all other holders of the Company’s capital stock have the right to receive the notice described below; (c) of any consolidation or merger to which Company is a party and for which approval of any of Company’s stockholders is required, other than a consolidation or merger in which Company is the continuing corporation and that does not result in any reclassification or change of the Warrant Shares or Common Stock outstanding; (d) of the conveyance or transfer of substantially all of Company’s properties and assets; or (e) of Company’s voluntary or involuntary dissolution, liquidation or winding-up; then Company will send by certified mail to Holder, at least 20 days (or 10 days in any case specified in clause (a) above) prior to the applicable record or effective date hereinafter specified, a notice stating the dates as of which (x) the holders of capital stock of record to be entitled to receive any such rights, warrants or distributions are to be determined, (y) such Notice Event is expected to become effective, and (z) it is expected that holders of Warrant Shares or Common Stock of record will be entitled to exchange or sell their Warrant Shares or Common Stock for securities or other property, if any, deliverable upon such Notice Event.
     5. Financial Reporting. Company will deliver to Holder: (a) audited financial statements for each fiscal year within 180 days after such year ends; and (b) unaudited financial statements for each fiscal quarter within 45 days after such quarter ends.
     6. Record Holder. This Warrant will be deemed to have been exercised or converted, as appropriate, and Holder will be the record holder of the Warrant Shares issued thereupon, immediately before the close of business on the Exercise Date or Conversion Date, as applicable. Company may deem and treat the registered holder as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Other than as set forth herein, this Warrant does not give Holder rights as a Company stockholder.
     7. Securities Law Matters; Transfers.

     7.1 Securities Act Representations and Warranties of Holder. Holder is experienced in evaluating start-up companies such as the Company, and has such knowledge and experience in financial and business matters that such Holder is capable of evaluating the merits and risks of such Holder’s investment in the Company, and has the ability to bear the economic risks of the investment. Holder is acquiring the Warrant, and upon exercise or conversion hereof would acquire the Warrant Shares, and upon conversion, if any, of the Warrant Shares would acquire the shares of the Company’s Common Stock issuable upon such conversion (the Warrant, Warrant Shares, and such shares of Common Stock issuable upon conversion of the Warrant Shares collectively the “Securities”), for investment for such Holder’s own account and not with the view to, or for resale in connection with, any distribution thereof. If not an individual, the Holder also represents that the Holder has not been formed for the specific purpose of acquiring the Securities. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access. Holder understands that the Securities have not been registered under the Securities Act by reason of a specific exemption therefrom which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Holder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Securities. Holder understands and acknowledges that the issuance of Securities has not been and will not be registered under the Securities Act, in reliance upon an exemption from the registration requirements of the Securities Act. Such Holder acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Holder is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. Holder covenants that, in the absence of an effective registration statement covering the Securities in question, such Holder will sell, transfer, or otherwise dispose of the Securities only in a manner consistent with such Holder’s representations and covenants set forth in this paragraph. Holder understands that no public market now exists for any of the Securities issued by the Company, and that there can be no guarantee that a public market will ever exist for any of the Securities. Holder is an “accredited Holder” as defined in Rule 501 of Regulation D promulgated under the Securities Act. Holder’s address indicated on the signature page hereto sets forth, in the case of individuals, the state in which such Holder resides or, in the case of entities, the state of Holder’s principal place of business.
     7.2 Market Stand-Off Provision. Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s initial public offering and ending on the date specified by the Company and the underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 7.2 shall apply only to the Company’s initial public offering of equity securities, and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. The underwriters in connection with the Company’s initial public offering are intended third party beneficiaries of this Section 7.2 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Securities until the end of such period.
     7.3 Transfer and Exchange. This Warrant and the Warrant Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Warrant Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to any affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder’s notice of proposed sale. Provided Holder complies with this Section 7.3, Holder may transfer all or a portion hereof on Company’s books maintained for such purpose. Company will issue and deliver Related Warrants to Holder with respect to the untransferred portion, and to transferee, who thereupon will also become a Holder, with respect to the transferred portion. Holder may exchange or subdivide this Warrant into Related Warrants for the same aggregate number of Warrant Shares, with each new Related Warrant to represent the right to purchase that portion of the Exercise Quantity of Warrant Shares designated by Holder. “Related Warrant” means a new Warrant identical hereto (except for Exercise Quantity and as provided in Section 2(b)) issued to Holder or its transferee in accordance with the terms hereof. Subject to the provisions of Section 7.3, and upon providing Company with written notice, Holder may transfer all or part of this Warrant or the Warrant Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) to any affiliate of Holder, or to any other transferee by providing to the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). The Company may refuse to transfer this Warrant to any person who directly competes with the Company unless the Company’s stock is publicly traded.
     8. Miscellaneous.
     8.1 Warrant Value. The value of this Warrant on the date hereof is $ 100.
     8.2 Warrant Register. The Company will maintain a register containing the names and addresses of the Holders of this Warrant.
     8.3 Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.
     8.4 Fractional Shares. If a fractional Warrant Share would be issuable upon exercise or conversion, Company will instead pay in cash a sum equal to the product of such fraction and a full Warrant Share’s Fair Market Value, provided that the product is at least $ 5.00.
     8.5 Entire Agreement. This Warrant constitutes the entire agreement between the parties with respect to its subject matter and may only be modified in writing. Each provision hereof is severable from every other provision when determining legal enforceability. The terms and conditions hereof will inure to the benefit of and be binding upon the parties’ respective successors and assigns, except as expressly provided otherwise herein. This Warrant has been entered into in Menlo Park, California and is governed by California law.
     8.6 Notices. All notices will be in writing and delivered personally, by telefacsimile confirmed by letter, or by reliable nationally-recognized overnight courier, postage paid at Company’s expense, addressed, until further notice, (a) if to Holder, to Holder’s address and fax of record, attention of Holder, (b) if to Company, to Company’s Office, Attention: Corporate Secretary, or (c) if to a holder of a Related Warrant or Warrant Shares, to the most recent address of which said holder has notified Company, and are effective upon receipt.

     8.7 Waivers and Amendments. Holder’s remedies hereunder, by law or otherwise, are cumulative and not exclusive. Holder’s delay or omission to exercise any right or remedy does not impair or waive the same. A waiver of one breach or default does not waive any other breach or default. Any waiver, permit, consent or approval is effective only to the extent specifically written. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.
     8.8 Legends. This Warrant and the Warrant Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER ANY APPLICABLE STATE LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THERE OF UNDER SUCH ACT AND AN EXEMPTION UNDER APPLICABLE STATE LAW OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED
     IN WITNESS WHEREOF, Company has caused this Warrant to be signed by its duly authorized officer and issued as of the Issuance Date.
Effective Date of Warrant: June 30, 2003

COMPANY: Aruba, Inc. 180 Great Oaks Blvd., Suite B, San Jose, CA 95119

By: Print Name:	/s/ Pankaj Manglik Pankaj Manglik
Title:	CEO

ACCEPTED AND AGREED:

WARRANTHOLDER: Costella Kirsch Venture Partners I, L.P.; Address: 873 Santa Cruz Ave., Suite 207; Menlo Park, CA 94025

By: Print Name:	/s/ Richard F. Ginn Richard F. Ginn
Title:	Member of the G.P.

EXHIBIT A
WARRANT CONVERSION, EXERCISE AND ASSIGNMENT FORM
CONVERSION OR EXERCISE FORM
     The undersigned hereby irrevocably elects to exercise [check where applicable]
     ___ the Conversion Right set forth in the Warrant to the extent of that number of Warrant Shares (as defined in the Warrant) into which ___% of the Warrant may be converted,
     ___ the Warrant to the extent of purchasing ___ Warrant Shares, and hereby tenders $___ in payment of the exercise price thereof,
to occur on                     .
ASSIGNMENT FORM
     FOR VALUE RECEIVED, Holder hereby sells, assigns and transfers unto                                          [name] of                                           [address] its right to purchase ___ Warrant Shares and does hereby irrevocably constitute and appoint                      attorney, to transfer the same on Company’s books, with full power of substitution in the premises.
INSTRUCTIONS FOR REGISTRATION

OF STOCK OR TRANSFER	OF RELATED WARRANT

Name	Name

Address	Address

Signature	Signature

SIGNATURE OF HOLDER

Date:	, 200_.

Signature

Name

Address

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS (“BLUE SKY LAWS”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED THEREUNDER OR EXEMPT FROM REGISTRATION.
WARRANT TO PURCHASE SHARES OF PREFERRED STOCK OF
Aruba, Inc. a Delaware corporation
(the “Company”)
located at:
180 Great Oaks Blvd., Suite B
San Jose, CA 95119
Issuance Date: July 31, 2003
     1. Right to Acquire Securities.
     1.1 Price, Quantity and Term.
          (a) Grant. Subject to the terms and conditions hereinafter set forth, this Warrant certifies that for value received Costella Kirsch Venture Partners I, L.P. and its registered assigns (collectively, “Holder”), are entitled at any time, and from time to time, before Expiration (as defined below), to purchase from Company up to that number of shares of Preferred Stock of the Company equal to $25,000 (the “Exercise Quantity”) divided by the Exercise Price (defined below) as constituted on the Warrant Issue Date (the “Preferred Stock”). The series of Preferred Stock for which this Warrant is exercisable shall be (i) Series A Preferred Stock of the Company (“Series A Preferred Stock”) in the event that the Exercise Price is based on the Series A Preferred Stock price or (ii) the next series of Preferred Stock of the Company issued and sold by the Company in an equity financing following the Issuance Date (the “Next Series Preferred Stock”) in the event that the Exercise Price is based on the Next Series Preferred Stock price. As used herein, “Warrant Shares” refers to the shares of Preferred Stock purchasable upon exercise of this Warrant, as adjusted from time to time pursuant to the provisions of this Warrant, and the shares of any class of securities resulting from any reclassifications of the Preferred Stock, including any conversion thereof to Common Stock, or from any applicable event described in Section 3. References to “Common Stock” include any present or future class of Company’s capital stock whose holders are not limited to a fixed percentage or sum with respect to dividends or liquidation proceeds, unless the context otherwise requires.
          (b) Exercise price. The purchase price per share for the Preferred Stock, as adjusted from time to time pursuant to Section 3 hereof (the “Exercise Price”), shall be either (i) $0.667 (as adjusted from time to time pursuant to Section 3 hereof) (which is equal to the per share price at which the Company has issued Series A Preferred Stock) or (ii) the per share price at which the Company issues Next Series Preferred Stock, whichever of (i) or (ii) would result in the issuance of a greater number of shares of Common Stock upon exercise of this Warrant (as determined on an as-converted basis at the time of exercise of this Warrant). This Warrant shall be exercisable for Series A Preferred Stock, at a purchase price per share equal to $0.667 (as adjusted from time to time pursuant to Section 3 hereof), upon any exercise of this Warrant prior to the issuance by the Company of Next Series Preferred Stock.
          (c) Expiration. This Warrant shall expire (“Expiration”) at 5:00 p.m., Los Angeles time, on the seventh anniversary of the Issuance Date; provided, however, that in the event of the closing of the acquisition of the Company (“Acquisition”) by another company that is publicly traded on a securities exchange or through the Nasdaq National Market by means of merger, consolidation or other transaction or series of related transactions, resulting in the transfer of 50% or more of the outstanding voting power of the Company and pursuant to which the per share gross proceeds to be distributed to the Company’s stockholders equals or exceeds three (3) times the Exercise Price (such amount calculated based on the number of shares of Common Stock, assuming the exercise and conversion of all then-outstanding

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exercisable and convertible securities outstanding immediately prior to the closing of the Acquisition), this Warrant shall, on the date of such event, be deemed to be exercised in full in the manner set forth in Section 1.3(b). In the event of a proposed Acquisition, the Company shall notify the holder of the Warrant at least twenty (20) days prior to the consummation of such Acquisition. Any exercise of this Warrant made in conjunction with a proposed Acquisition may be made conditional on the actual closing of such Acquisition. Notwithstanding the foregoing, this Warrant shall automatically be converted into Warrant Shares prior to Expiration pursuant to Section 1.3(b) hereof, without any action by Holder, immediately before Expiration.
     1.2 Right to Exercise.
          (a) Notice. Holder may exercise all or a portion of this Warrant at any time, and from time to time, before Expiration, by delivering a written notice of exercise (a form of which is attached hereto as Exhibit A) to Company, specifying (i) the number of Warrant Shares to be purchased, (ii) the proposed registered holders of Warrant Shares and any Related Warrants (as defined in Section 7), and (iii) a date of exercise determined by Holder (the “Exercise Date”) not more than twenty business days after such notice.
          (b) Exercise. On the Exercise Date, (i) Holder will present to Company this Warrant and a check for the aggregate Exercise Price of the Warrant Shares purchased and (ii) as soon as practicable after the Exercise Date, Company will give Holder (A) certificate(s) for the Warrant Shares issuable upon such exercise; (B) any cash and non-cash consideration, including securities, to which Holder is entitled with respect to the Warrant Shares (collectively, “Other Consideration”) and, if applicable, (C) a Related Warrant (as defined in Section 7) representing the unexercised portion hereof.
     1.3 Right to Convert.
          (a) Notice. Holder may require Company to convert all or a portion of this Warrant into Warrant Shares without payment by Holder of any money or other consideration (the “Conversion Right”) at any time, and from time to time, before Expiration, by delivering a written notice of exercise to Company (a form of which is attached hereto as Exhibit A), specifying (i) the proportion of this Warrant to be converted into Warrant Shares (the “Converted Portion”), (ii) the proposed registered holders of Warrant Shares and any Related Warrants and (iii) a date of conversion determined by Holder (the “Conversion Date”) not more than twenty business days thereafter.
          (b) Conversion. On the Conversion Date, Holder will surrender this Warrant and Company will give Holder (i) certificate(s) for that number of Warrant Shares as determined using the following formula:

X = Y (A - B)
A
Where	X =	The number of shares of Warrant Shares to be issued to the Holder.

	Y =	The number of Converted Portion Warrant Shares this Warrant is exercisable for (at the date of such calculation)

	A =	The Fair Market Value (as defined below) of one Warrant Share (at the date of such calculation).

	B =	The Exercise Price (as adjusted to the date of such calculation);
(ii) any Other Consideration and, if applicable, (iii) a Related Warrant representing the unconverted portion hereof.
     1.4 Fair Market Value. Fair Market Value of a share of Preferred Stock is the Fair Market Value of a share of Common Stock multiplied by the number of shares of Common Stock into which

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Preferred Stock may then be converted. “Fair Market Value” of a share of Common Stock as of a particular date means: (a) if traded on an exchange or quoted on the NASDAQ National Market System, then the prior trading day’s closing price, (b) if conversion or exercise is on a date from the filing of, through to the effective date of, the registration statement for an underwritten public offering registered under the Securities Act, the initial public offering price (before deducting commissions, discounts or expenses) per share sold in such offering, (c) if listed by the National Daily Quotation Service “Pink Sheets,” then the average of the most-recently reported bid and ask prices and (d) otherwise, the price, not less than book value, determined in good faith and in such reasonable manner as prescribed by a majority of Company’s Directors who are not Company officers or employees (the “Outside Directors”); provided, however, that Company will notify Holder of such price within ten business days following receipt of Holder’s notice of exercise.
     1.5 Authorization. Company will at all times reserve and keep available out of its authorized but unissued capital stock, and will take all such action and obtain all such permission necessary to enable Company lawfully to issue, the full number of Warrant Shares deliverable upon exercise or conversion hereof or deliverable upon any permitted conversion into Common Stock of the Warrant Shares, as such number may be adjusted from time to time. Company will not create a Warrant Share with a par value higher than the applicable Exercise Price.
     2. Registration Rights. The Company agrees that upon the earlier of (x) when the Company next amends its Investors’ Rights Agreement, dated April 19, 2002, by and among the Company and certain of its stockholders (the “Investors’ Rights Agreement”), or (y) when the Company consummates its initial public offering, the Holder shall become a party to the Investors’ Rights Agreement and the Warrant Shares or, if the Shares are convertible into common stock of the Company, such common stock, shall be deemed to be “Registrable Securities” and Holder shall be deemed to be a “Holder,” as such terms are defined in the Investors’ Rights Agreement; provided, however, that Holder shall not be entitled to participate in any request for registration submitted to the Company as an Initiating Holder, as such term is defined in Section 1.2(a) of the Investors’ Rights Agreement. In addition, the rights contained in Section 2 of the Investors’ Rights Agreement shall not apply to Holder. The provisions set forth in the Investors’ Right Agreement or similar agreement relating to the above in effect as of the Issue Date may not be amended, modified or waived without the prior written consent of Holder unless such amendment, modification or waiver affects all other shares of the same series and class as the Shares granted to the Holder. Notwithstanding anything to the contrary in the Rights Agreement, all registration rights of Holder shall be fully and completely transferable with this Warrant and the Warrant Shares; provided that such transfer takes place in compliance with Section 7.3 herein. Company shall grant no person or entity other than Holder any rights of first refusal with respect to the purchase, sale or other disposition of this Warrant or the Warrant Shares.
     3. Adjustments. The Exercise Price, the Exercise Quantity and the number of shares of Common Stock issuable upon conversion of the Preferred Stock will be adjusted from time to time as provided herein and by law.
     3.1 Capitalization.
          (a) Subdivision or Combination. If Company subdivides or combines, by reclassification, stock split or dividend, or otherwise, the number of Warrant Shares outstanding into a greater or lesser number, simultaneously in each such case the Exercise Price and the Exercise Quantity shall both be proportionately adjusted.
          (b) Capitalization. If Company recapitalizes, reorganizes or reclassifies its capital stock, this Warrant shall thereafter be exercisable for or convertible into those shares of stock, other securities or property which a Holder of the Exercise Quantity of Warrant Shares would have received upon exercise or conversion of this Warrant, as adjusted according to the terms hereof.
          (c) Distributions. If Company declares, pays or distributes any cash or property dividends on, or rights to acquire, capital stock, or evidences of its indebtedness or assets to holders of shares of its capital stock, Holder shall, without additional cost, be entitled to receive upon conversion or exercise, in

3

addition to the Warrant Shares, the cash, property, evidences of indebtedness and rights which Holder could have received had Holder been a record holder of Warrant Shares on the record dates for any such event.
          (d) Merger, Consolidation, or Liquidation.
               (i) If (A) Company (x) consolidates with or merges into another entity and is not the survivor, (y) receives notice that a purchase, tender or exchange offer has been made to the holders of more than 50% of the Company’s outstanding Common Stock (on an as-converted basis), or (z) sells or conveys substantially all of its property, and (B) in connection therewith, shares of stock, other securities, or property, or cash (collectively, “Merger Consideration”) are issuable or deliverable in exchange for Company’s capital stock, then (A) Company will give Holder 20 days prior written notice of the consummation of such transaction and (B) Holder may thereafter acquire immediately prior to the closing of such transaction in lieu of the Exercise Quantity of Warrant Shares the Merger Consideration which Holder could have received had Holder then exercised this Warrant in its entirety pursuant to Section 1.3(b) hereof.
               (ii) Unless (x) Holder has earlier exercised or converted this Warrant, or (y) this Warrant has terminated pursuant to Section 1.1(c), or (z) Holder has opted to exchange this Warrant for Merger Consideration pursuant to Section 3.1(d)(i) above, Company will, prior to the consummation of any such transaction described in Section 3.1(d)(i) above, cause any successor entity upon consolidation, merger, conveyance of substantially all of Company’s assets, or voting securities exchange to assume by written instrument, in form and substance satisfactory to Holder, Company’s obligations hereunder.
     3.2 Notice of Adjustment. Whenever events require adjustment to the Exercise Price or Exercise Quantity, Company will, at its expense, promptly prepare and mail to Holder a certificate of its chief financial officer calculating the adjusted Exercise Price and Exercise Quantity and fully setting forth in reasonable detail the relevant facts.
     4. Notice of Certain Events. In the event (a “Notice Event”): (a) Company authorizes the distribution to all holders of any class of its capital stock evidences of its indebtedness or assets where all other holders of the Company’s capital stock have the right to receive the notice described below; (b) of any capital reorganization or reclassification of the Warrant Shares or Company’s Common Stock, other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock where all other holders of the Company’s capital stock have the right to receive the notice described below; (c) of any consolidation or merger to which Company is a party and for which approval of any of Company’s stockholders is required, other than a consolidation or merger in which Company is the continuing corporation and that does not result in any reclassification or change of the Warrant Shares or Common Stock outstanding; (d) of the conveyance or transfer of substantially all of Company’s properties and assets; or (e) of Company’s voluntary or involuntary dissolution, liquidation or winding-up; then Company will send by certified mail to Holder, at least 20 days (or 10 days in any case specified in clause (a) above) prior to the applicable record or effective date hereinafter specified, a notice stating the dates as of which (x) the holders of capital stock of record to be entitled to receive any such rights, warrants or distributions are to be determined, (y) such Notice Event is expected to become effective, and (z) it is expected that holders of Warrant Shares or Common Stock of record will be entitled to exchange or sell their Warrant Shares or Common Stock for securities or other property, if any, deliverable upon such Notice Event.
     5. Financial Reporting. Company will deliver to Holder: (a) audited financial statements for each fiscal year within 180 days after such year ends; and (b) unaudited financial statements for each fiscal quarter within 45 days after such quarter ends.
     6. Record Holder. This Warrant will be deemed to have been exercised or converted, as appropriate, and Holder will be the record holder of the Warrant Shares issued thereupon, immediately before the close of business on the Exercise Date or Conversion Date, as applicable. Company may deem and treat the registered holder as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Other than as set forth herein, this Warrant does not give Holder rights as a Company stockholder.

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     7. Securities Law Matters; Transfers.
     7.1 Securities Act Representations and Warranties of Holder. Holder is experienced in evaluating start-up companies such as the Company, and has such knowledge and experience in financial and business matters that such Holder is capable of evaluating the merits and risks of such Holder’s investment in the Company, and has the ability to bear the economic risks of the investment. Holder is acquiring the Warrant, and upon exercise or conversion hereof would acquire the Warrant Shares, and upon conversion, if any, of the Warrant Shares would acquire the shares of the Company’s Common Stock issuable upon such conversion (the Warrant, Warrant Shares, and such shares of Common Stock issuable upon conversion of the Warrant Shares collectively the “Securities”), for investment for such Holder’s own account and not with the view to, or for resale in connection with, any distribution thereof. If not an individual, the Holder also represents that the Holder has not been formed for the specific purpose of acquiring the Securities. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access. Holder understands that the Securities have not been registered under the Securities Act by reason of a specific exemption therefrom which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Holder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Securities. Holder understands and acknowledges that the issuance of Securities has not been and will not be registered under the Securities Act, in reliance upon an exemption from the registration requirements of the Securities Act. Such Holder acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Holder is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. Holder covenants that, in the absence of an effective registration statement covering the Securities in question, such Holder will sell, transfer, or otherwise dispose of the Securities only in a manner consistent with such Holder’s representations and covenants set forth in this paragraph. Holder understands that no public market now exists for any of the Securities issued by the Company, and that there can be no guarantee that a public market will ever exist for any of the Securities. Holder is an “accredited Holder” as defined in Rule 501 of Regulation D promulgated under the Securities Act. Holder’s address indicated on the signature page hereto sets forth, in the case of individuals, the state in which such Holder resides or, in the case of entities, the state of Holder’s principal place of business.
     7.2 Market Stand-Off Provision. Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s initial public offering and ending on the date specified by the Company and the underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 7.2 shall apply only to the Company’s initial public offering of equity securities, and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. The underwriters in connection with the Company’s initial public offering are intended third party beneficiaries of this Section 7.2 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Securities until the end of such period.

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     7.3 Transfer and Exchange. This Warrant and the Warrant Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Warrant Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to any affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder’s notice of proposed sale. Provided Holder complies with this Section 7.3, Holder may transfer all or a portion hereof on Company’s books maintained for such purpose. Company will issue and deliver Related Warrants to Holder with respect to the untransferred portion, and to transferee, who thereupon will also become a Holder, with respect to the transferred portion. Holder may exchange or subdivide this Warrant into Related Warrants for the same aggregate number of Warrant Shares, with each new Related Warrant to represent the right to purchase that portion of the Exercise Quantity of Warrant Shares designated by Holder. “Related Warrant” means a new Warrant identical hereto (except for Exercise Quantity and as provided in Section 2(b)) issued to Holder or its transferee in accordance with the terms hereof. Subject to the provisions of Section 7.3, and upon providing Company with written notice, Holder may transfer all or part of this Warrant or the Warrant Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) to any affiliate of Holder, or to any other transferee by providing to the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). The Company may refuse to transfer this Warrant to any person who directly competes with the Company unless the Company’s stock is publicly traded.
     8. Miscellaneous.
     8.1 Warrant Value. The value of this Warrant on the date hereof is $100.
     8.2 Warrant Register. The Company will maintain a register containing the names and addresses of the Holders of this Warrant.
     8.3 Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.
     8.4 Fractional Shares. If a fractional Warrant Share would be issuable upon exercise or conversion, Company will instead pay in cash a sum equal to the product of such fraction and a full Warrant Share’s Fair Market Value, provided that the product is at least $5.00.
     8.5 Entire Agreement. This Warrant constitutes the entire agreement between the parties with respect to its subject matter and may only be modified in writing. Each provision hereof is severable from every other provision when determining legal enforceability. The terms and conditions hereof will inure to the benefit of and be binding upon the parties’ respective successors and assigns, except as expressly provided otherwise herein. This Warrant has been entered into in Menlo Park, California and is governed by California law.
     8.6 Notices. All notices will be in writing and delivered personally, by telefacsimile confirmed by letter, or by reliable nationally-recognized overnight courier, postage paid at Company’s expense, addressed, until further notice, (a) if to Holder, to Holder’s address and fax of record, attention of Holder, (b) if to Company, to Company’s Office, Attention: Corporate Secretary, or (c) if to a holder of a Related Warrant or Warrant Shares, to the most recent address of which said holder has notified Company, and are effective upon receipt.

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     8.7 Waivers and Amendments. Holder’s remedies hereunder, by law or otherwise, are cumulative and not exclusive. Holder’s delay or omission to exercise any right or remedy does not impair or -waive the same. A waiver of one breach or default does not waive any other breach or default. Any waiver, permit, consent or approval is effective only to the extent specifically written. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.
     8.8 Legends. This Warrant and the Warrant Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER ANY APPLICABLE STATE LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THERE OF UNDER SUCH ACT AND AN EXEMPTION UNDER APPLICABLE STATE LAW OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED
     IN WITNESS WHEREOF, Company has caused this Warrant to be signed by its duly authorized officer and issued as of the Issuance Date.
Effective Date of Warrant: June 30, 2003
COMPANY: Aruba, Inc.
180 Great Oaks Blvd., Suite B, San Jose, CA 95119

By:
Print Name:
Title:

ACCEPTED AND AGREED:
WARRANTHOLDER: Costella Kirsch Venture Partners I, L.P.;
Address: 873 Santa Cruz Ave., Suite 207; Menlo Park, CA 94025

By:
Print Name:
Title:

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EXHIBIT A
WARRANT CONVERSION, EXERCISE AND ASSIGNMENT FORM
CONVERSION OR EXERCISE FORM
     The undersigned hereby irrevocably elects to exercise [check where applicable]
     ___ the Conversion Right set forth in the Warrant to the extent of that number of Warrant Shares (as defined in the Warrant) into which______ % of the Warrant may be converted,
     ___the Warrant to the extent of purchasing ______ Warrant Shares, and hereby tenders $___ in payment of the exercise price thereof, to occur on ___.
ASSIGNMENT FORM
     FOR VALUE RECEIVED, Holder hereby sells, assigns and transfers unto                                          [name] of                                                              [address] its right to purchase______ Warrant Shares and does hereby irrevocably constitute and appoint                                          attorney, to transfer the same on Company’s books, with full power of substitution in the premises.
INSTRUCTIONS FOR REGISTRATION

OF STOCK OR TRANSFER	OF RELATED WARRANT

Name	Name

Address	Address

Signature	Signature

SIGNATURE OF HOLDER

Date:	,	200_.

Signature

Name

Address

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